UBS Investment Bank

Fixed Bid Stratification

YNPRI ss 'JF30,CF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; FNMA ss 'Y'; NETRATE roo 6.125

Pool Summary	COUNT	UPB	%
Conforming	569	$85,682,885.00	100.00%
Total:	569	$85,682,885.00	100.00%
Adjusted Balance: $85,682,884.91
Data as of Date: 2005-01-01
GROSS WAC: 6.5593%
NET WAC: 6.304%
% IO's: 7.03%
% SF/PUD: 86.62%
% FULL/ALT/DULP: 55.80%
% CASHOUT: 27.99%
% PURCHASE: 64.13%
% INVESTOR: 0.68%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 83.90%
% FICO > 679: 37.28%
% NO FICO: 0.00%
WA FICO: 664
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 7.10%
CALIFORNIA %: 10.14%
Latest Maturity Date: 20351201
Loans with Prepay Penalties: 7.10%

Product Type	COUNT	UPB	%
30 YR FXD	569	$85,682,885.00	100.00%
Total:	569	$85,682,885.00	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	24	$927,483.00	1.07%
$50,000.01 - $100,000.00	144	11,254,493.00	12.99
$100,000.01 - $150,000.00	168	20,923,694.00	24.14
$150,000.01 - $200,000.00	103	17,854,769.00	20.60
$200,000.01 - $250,000.00	51	11,553,100.00	13.33
$250,000.01 - $300,000.00	41	11,196,275.00	12.92
$300,000.01 - $350,000.00	30	9,769,746.00	11.27
$350,000.01 - $400,000.00	4	1,449,700.00	1.67
$400,000.01 - $450,000.00	4	1,742,100.00	2.01
Total:	569	$86,671,360.00	100.00%
Minimum: $23,750.00
Maximum: $444,000.00
Average: $152,322.25

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	25	$974,139.00	1.13%
$50,000.01 - $100,000.00	143	11,160,294.00	12.92
$100,000.01 - $150,000.00	168	20,857,765.00	24.14
$150,000.01 - $200,000.00	103	17,801,317.00	20.60
$200,000.01 - $250,000.00	52	11,763,976.00	13.62
$250,000.01 - $300,000.00	41	11,217,611.00	12.98
$300,000.01 - $350,000.00	29	9,439,327.00	10.93
$350,000.01 - $400,000.00	4	1,446,410.00	1.67
$400,000.01 - $450,000.00	4	1,737,347.00	2.01
Total:	569	$86,398,186.00	100.00%
Minimum: $23,728.53
Maximum: $443,195.06
Average: $151,842.15

Gross Rate	COUNT	UPB	%
6.251% - 6.500%	312	$47,234,874.00	55.13%
6.501% - 6.750%	255	38,115,127.00	44.48
7.251% - 7.500%	1	169,231.00	0.20
7.501% - 7.750%	1	163,653.00	0.19
Total:	569	$85,682,885.00	100.00%
Minimum: 6.440%
Maximum: 7.625%
Weighted Average: 6.559%

Net Rate	COUNT	UPB	%
6.001% - 6.250%	312	$47,234,874.00	55.13%
6.251% - 6.500%	257	38,448,011.00	44.87
Total:	569	$85,682,885.00	100.00%
Minimum: 6.190%
Maximum: 6.495%
Weighted Average: 6.304%

Original Term to Maturity	COUNT	UPB	%
360 - 360	569	$85,682,885.00	100.00%
Total:	569	$85,682,885.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	569	$85,682,885.00	100.00%
Total:	569	$85,682,885.00	100.00%
Minimum: 346
Maximum: 359
Weighted Average: 357

Seasoning	COUNT	UPB	%
1 - 1	71	$9,968,780.00	11.63%
2 - 2	163	23,549,606.00	27.48
3 - 3	129	20,568,644.00	24.01
4 - 4	119	18,538,502.00	21.64
5 - 5	55	8,449,994.00	9.86
6 - 6	9	1,295,623.00	1.51
7 - 12	18	2,831,948.00	3.31
13 - 24	5	479,788.00	0.56
Total:	569	$85,682,885.00	100.00%
Minimum: 1
Maximum: 14
Weighted Average: 3

_______________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 19, 2005 13:48

UBS Investment Bank

Fixed Bid Stratification

YNPRI ss 'JF30,CF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; FNMA ss 'Y'; NETRATE roo 6.125

FICO Scores	COUNT	UPB	%
520 - 529	2	$372,773.00	0.44%
540 - 549	2	139,032.00	0.16
550 - 559	2	392,343.00	0.46
560 - 569	2	385,505.00	0.45
570 - 579	4	628,948.00	0.73
580 - 589	26	4,187,675.00	4.89
590 - 599	18	2,878,799.00	3.36
600 - 609	25	3,913,688.00	4.57
610 - 619	26	4,394,268.00	5.13
620 - 629	36	5,158,169.00	6.02
630 - 639	48	7,224,453.00	8.43
640 - 649	50	7,169,868.00	8.37
650 - 659	35	4,830,942.00	5.64
660 - 669	51	6,845,251.00	7.99
670 - 679	43	5,217,242.00	6.09
680 - 689	30	5,594,867.00	6.53
690 - 699	36	6,501,840.00	7.59
700 - 709	25	3,427,975.00	4.00
710 - 719	21	3,106,279.00	3.63
720 - 729	16	2,716,147.00	3.17
730 - 739	14	2,136,674.00	2.49
740 - 749	12	1,386,267.00	1.62
750 - 759	15	2,455,964.00	2.87
760 - 769	6	896,604.00	1.05
770 - 779	13	2,357,674.00	2.75
780 - 789	6	762,119.00	0.89
790 - 799	3	388,224.00	0.45
800 - 809	2	213,294.00	0.25
Total:	569	$85,682,885.00	100.00%
Minimum: 529
Maximum: 809
Weighted Average: 664

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$81,006.00	0.09%
20.001% - 25.000%	1	75,862.00	0.09
25.001% - 30.000%	1	149,239.00	0.17
30.001% - 35.000%	2	452,277.00	0.53
35.001% - 40.000%	1	54,900.00	0.06
40.001% - 45.000%	4	660,076.00	0.77
45.001% - 50.000%	4	463,247.00	0.54
50.001% - 55.000%	9	1,365,117.00	1.59
55.001% - 60.000%	8	1,344,084.00	1.57
60.001% - 65.000%	13	2,710,084.00	3.16
65.001% - 70.000%	24	4,225,127.00	4.93
70.001% - 75.000%	43	7,084,086.00	8.27
75.001% - 80.000%	160	27,717,978.00	32.35
80.001% - 85.000%	13	2,057,044.00	2.40
85.001% - 90.000%	39	6,957,217.00	8.12
90.001% - 95.000%	50	7,826,312.00	9.13
95.001% - 100.000%	196	22,459,230.00	26.21
Total:	569	$85,682,885.00	100.00%
Minimum: 10.55%
Maximum: 100.00%
Weighted Average: 83.90%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$81,006.00	0.09%
20.001% - 25.000%	1	75,862.00	0.09
25.001% - 30.000%	1	149,239.00	0.17
30.001% - 35.000%	2	452,277.00	0.53
35.001% - 40.000%	1	54,900.00	0.06
40.001% - 45.000%	4	660,076.00	0.77
45.001% - 50.000%	4	463,247.00	0.54
50.001% - 55.000%	9	1,365,117.00	1.59
55.001% - 60.000%	8	1,344,084.00	1.57
60.001% - 65.000%	12	2,626,160.00	3.06
65.001% - 70.000%	23	4,165,290.00	4.86
70.001% - 75.000%	40	6,580,370.00	7.68
75.001% - 80.000%	103	18,835,563.00	21.98
80.001% - 85.000%	14	2,173,837.00	2.54
85.001% - 90.000%	43	7,564,999.00	8.83
90.001% - 95.000%	59	9,822,582.00	11.46
95.001% - 100.000%	244	29,268,275.00	34.16
Total:	569	$85,682,885.00	100.00%
Minimum: 10.55%
Maximum: 100.00%
Weighted Average: 85.95%

DTI	COUNT	UPB	%
<= 0.000%	61	$10,906,256.00	12.73%
1.001% - 6.000%	3	521,690.00	0.61
6.001% - 11.000%	5	597,855.00	0.70
11.001% - 16.000%	12	1,421,986.00	1.66
16.001% - 21.000%	21	2,405,265.00	2.81
21.001% - 26.000%	45	6,391,129.00	7.46
26.001% - 31.000%	66	9,407,077.00	10.98
31.001% - 36.000%	101	15,874,709.00	18.53
36.001% - 41.000%	100	16,600,337.00	19.37
41.001% - 46.000%	68	8,929,644.00	10.42
46.001% - 51.000%	36	5,019,838.00	5.86
51.001% - 56.000%	26	3,707,578.00	4.33
56.001% - 61.000%	9	1,417,273.00	1.65
61.001% - 66.000%	15	2,278,788.00	2.66
66.001% - 71.000%	1	203,460.00	0.24
Total:	569	$85,682,885.00	100.00%
Minimum: 0.000%
Maximum: 67.600%
Weighted Average: 36.624%

________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 19, 2005 13:48

UBS Investment Bank

Fixed Bid Stratification

YNPRI ss 'JF30,CF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; FNMA ss 'Y'; NETRATE roo 6.125

Geographic Concentration	COUNT	UPB	%
New York	52	$8,941,641.00	10.44%
California	42	8,691,554.00	10.14
New Jersey	36	6,958,179.00	8.12
Florida	49	6,774,037.00	7.91
Texas	51	6,054,852.00	7.07
Massachusetts	24	5,353,252.00	6.25
Pennsylvania	34	3,729,695.00	4.35
Virginia	20	3,219,081.00	3.76
Maryland	17	2,609,890.00	3.05
Arizona	12	2,331,337.00	2.72
North Carolina	15	2,163,372.00	2.52
Connecticut	12	2,082,281.00	2.43
Georgia	13	1,810,175.00	2.11
Nevada	8	1,707,357.00	1.99
Oregon	10	1,650,786.00	1.93
Michigan	14	1,477,065.00	1.72
Ohio	14	1,445,711.00	1.69
Missouri	11	1,277,760.00	1.49
Hawaii	4	1,276,838.00	1.49
Minnesota	7	1,272,265.00	1.48
Louisiana	8	1,251,386.00	1.46
Illinois	11	1,249,840.00	1.46
Colorado	9	1,140,518.00	1.33
Delaware	5	984,620.00	1.15
Washington	6	927,115.00	1.08
Iowa	9	883,375.00	1.03
Wisconsin	8	809,731.00	0.95
Indiana	7	761,478.00	0.89
Maine	4	653,116.00	0.76
Montana	5	634,688.00	0.74
South Carolina	3	629,213.00	0.73
Alabama	4	586,297.00	0.68
Kansas	7	530,506.00	0.62
Tennessee	5	528,923.00	0.62
Arkansas	6	420,621.00	0.49
Vermont	4	416,792.00	0.49
New Hampshire	3	401,466.00	0.47
Rhode Island	2	400,107.00	0.47
Oklahoma	4	305,101.00	0.36
New Mexico	2	260,596.00	0.30
Kentucky	2	235,543.00	0.27
Idaho	2	226,131.00	0.26
West Virginia	2	156,397.00	0.18
Nebraska	2	155,757.00	0.18
South Dakota	2	122,572.00	0.14
Mississippi	1	92,387.00	0.11
Utah	1	91,482.00	0.11
Total:	569	$85,682,885.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	527	$76,991,331.00	89.86%
South CA	31	6,071,727.00	7.09
North CA	11	2,619,827.00	3.06
Total:	569	$85,682,885.00	100.00%

Zip Code Concentration	COUNT	UPB	%
08902	2	$480,444.00	0.56%
20772	2	457,066.00	0.53
07753	2	448,452.00	0.52
07094	1	443,195.00	0.52
11436	1	438,496.00	0.51
Other	561	83,415,232.00	97.35
Total:	569	$85,682,885.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	389	$54,949,339.00	64.13%
Cash Out Refi	133	23,981,595.00	27.99
Rate & Term Refi	47	6,751,950.00	7.88
Total:	569	$85,682,885.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	436	$61,701,289.00	72.01%
Yes	133	23,981,595.00	27.99
Total:	569	$85,682,885.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	536	$79,659,871.00	92.97%
Interest Only	33	6,023,014.00	7.03
Total:	569	$85,682,885.00	100.00%

IO Term	COUNT	UPB	%
0	536	$79,659,871.00	92.97%
60	1	254,912.00	0.30
120	32	5,768,102.00	6.73
Total:	569	$85,682,885.00	100.00%

Document Type	COUNT	UPB	%
Full	325	$47,807,988.00	55.80%
Express	111	15,237,001.00	17.78
No Doc	72	11,672,350.00	13.62
Stated Income/Stated Assets	41	7,153,674.00	8.35
Stated Income/Verified Assets	20	3,811,872.00	4.45
Total:	569	$85,682,885.00	100.00%

Property Type	COUNT	UPB	%
Single Family	440	$64,435,061.00	75.20%
Pud Detached	27	4,426,147.00	5.17
Pud	24	4,013,897.00	4.68
Two Family	17	3,552,712.00	4.15
Low Rise Condo (2-4 floors)	14	2,558,608.00	2.99
Condomimium	15	1,930,086.00	2.25
Three Family	5	1,081,906.00	1.26
Townhouse	5	786,924.00	0.92
Single Family Attached	8	692,966.00	0.81
Coop	6	674,415.00	0.79
Pud Attached	4	652,144.00	0.76
Two-Four Family Units Unknown	1	443,195.00	0.52
Four Family	1	314,624.00	0.37
High Rise Condo (gt 8 floors)	2	120,200.00	0.14
Total:	569	$85,682,885.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	549	$82,537,792.00	96.33%
Second Home	16	2,560,417.00	2.99
Investor Occupied	4	584,676.00	0.68
Total:	569	$85,682,885.00	100.00%

________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 19, 2005 13:48

UBS Investment Bank

Fixed Bid Stratification

YNPRI ss 'JF30,CF30'; SYNSEC ss 'FEB'; SYNTRD in '1'; Available; No Pifs; '; '; FNMA ss 'Y'; NETRATE roo 6.125

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	530	$79,602,053.00	92.90%
6.000	1	215,576.00	0.25
12.000	1	307,500.00	0.36
36.000	30	4,348,340.00	5.07
60.000	7	1,209,416.00	1.41
Total:	569	$85,682,885.00	100.00%
wa Term: 2.732

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	566	$85,235,385.00	99.48%
	3	447,500.00	0.52
Total:	569	$85,682,885.00	100.00%

Lien Position	COUNT	UPB	%
1	569	$85,682,885.00	100.00%
Total:	569	$85,682,885.00	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	8	$1,306,906.00	1.53%
CUNA	1	133,003.00	0.16
GEMICO	43	5,311,150.00	6.20
Lender Paid MI	2	332,884.00	0.39
MGIC	37	4,918,245.00	5.74
PMI Mortgage Insurance	32	5,186,967.00	6.05
Radian Guaranty	15	2,810,726.00	3.28
Republic Mortgage Insurance	15	2,215,330.00	2.59
Triad Guaranty Insurance Co.	1	179,674.00	0.21
United Guaranty	144	16,904,918.00	19.73
LTV <=80	271	46,383,082.00	54.13
Total:	569	$85,682,885.00	100.00%
% LTV > 80 NO MI: 0.00%

_____________________________________________________________________________

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

_____________________________________________________________________________

I:\Cas Final\CasMasterSR.cas

Jan 19, 2005 13:48